Exhibit D-14

                    UNITED STATES OF AMERICA
               FEDERAL COMMUNICATIONS COMMISSION

PART I - APPLICATION FOR CONSENT TO TRANSFER CONTROL OF CORPORATION
                     HOLDING STATION LICENSE
   (This application must be filed before Transfer of Control takes place)

1. (a) Name of corporate licensee
       Southern California Gas Company

   (b) Number and street address
       Terminal Annex ML 711Q, P.O. Box 513249

   (c) City         (d) State      (e) Zip Code
       Los Angeles      CA             90051-1249

2. Internet address:

3. Taxpayer Identification Number
   95-1240705

4. Call sign and radio service of each station
   See Exhibit A attached hereto.

5. (a) Fee Type Code
       PATM

   (b) Fee Multiple
       90

   (c) Fee Due
       $4050

6. Name(s) and Address(es) of Transferee
   SEMPRA ENERGY, 101 Ash Street, San Diego, CA  92101

7. Subsequent to the Transfer of Control, will the licensee
   corporation be the same corporate entity?  That is, will
   it retain its present name, corporate charter, State of
   Incorporation, etc.?  If "NO", give details on Page 3.
   YES (XX)   NO

8. Subsequent to the Transfer of Control, will the licensee
   corporation be a representative of any foreign
   government?  If "YES", give details on Page 3.
   YES    NO(XX)



9. THIS SECTION TO BE ANSWERED ONLY BY LICENSEE OF PUBLIC
   COAST, AIRPORT CONTROL TOWER, AERONAUTICAL ENROUTE,
   AERONAUTICAL FIXED, OR COMMON CARRIER ALASKA PUBLIC FIXED
   STATIONS, SUBSEQUENT TO THE TRANSFER OF CONTROL:

(a) Will any officer or director of such corporation be an
    alien?  If "YES", see Instruction 6.   Yes    No

(b) Will more than 1/5 of the capital stock be either owned
    of record or may it be voted by aliens or their
    representatives, or by a foreign government or
    representative thereof, or by any corporation organized
    under the laws of a foreign country?  If "YES", see
    instruction 6.   Yes    No

(c) Will the licensee be directly or indirectly controlled
    by any other corporation?  If "YES", answer items (d)
    through (h) below.  Yes   No

(d) What is the name and address of the corporation in immediate control?

(e) Under the laws of what State or Country is the controlling corporation organized?

(f) Is more than 1/4 of the capital stock of controlling
    corporation either owned of record or may it be voted by
    aliens or their representatives, or by a foreign
    government or representative thereof, or by any
    corporation organized under the laws of a foreign
    country?  If "YES", give details on Page 3.
    Yes     No

(g) Is any officer or more than 1/4 of the directors of the
    controlling corporation an alien?  If "YES", on Page 3
    state name, nationality, and position of each, and state
    the total number of directors, and give a brief
    biographical statement for each alien.  Yes    No

(h) Is the controlling corporation in turn controlled by
    other companies?  If "YES", on page 3, or a separate
    sheet of paper, provide information for each of these
    controlling companies covering information requested in
    items (d) through (h).    Yes   No






CERTIFICATION:

Applicant waives any claim to the use of any particular frequency regardless of prior use by license or otherwise;

Applicant will have unlimited access to the radio equipment and will control access to exclude unauthorized persons;

Neither applicant nor any member thereof is a foreign government or representative thereof;

Applicant certifies that all statements made in this application and attachments are true, complete and made in good faith.

Neither the applicant nor any other party to the application is subject to a denial of Federal benefits that includes FCC benefits pursuant to Section 5301 of the Anti-Drug Abuse Act of 1988, 21 U.S.C. Section 862, because of a conviction for possession or distribution of a controlled substance.

WILLFUL FALSE STATEMENTS MADE ON THIS FORM ARE PUNISHABLE BY FINE AND/OR IMPRISONMENT (U.S. CODE, TITLE 18, SECTION 1001), AND/OR REVOCATION OF ANY STATION LICENSE OR CONSTRUCTION PERMIT (U.S. CODE, TITLE 47, SECTION 312(A)(1)), AND/OR FORFEITURE (U.S. CODE, TITLE 47, SECTION 503).

SIGNATURE
/s/ John Estes, Vice President and Chief Information Officer
Authorized Employee of Licensee Corporation
                                           Date May 21, 1998

SIGNATURE
  Transferee of Contract (Check One)
                                           Date
( )Individual  ( )Partner  ( )Officer  ( )Other (Specify)












                                                FCC Form 415
                                         Transfer of Control
                                San Diego & Electric Company



                    UNITED STATES OF AMERICA
                FEDERAL COMMUNICATIONS COMMISSION

PART I - APPLICATION FOR CONSENT TO TRANSFER CONTROL OF CORPORATION
                    HOLDING STATION LICENSE
(This application must be filed before Transfer of Control
                            takes place)

1. (a) Name of corporate licensee
       Southern California Gas Company

   (b) Number and street address
       Terminal Annex ML 711Q, P.O. Box 513249

   (c) City         (d) State      (e) Zip Code
       Los Angeles      CA             90051-1249

2. Internet address:

3. Taxpayer Identification Number
   95-1240705

4. Call sign and radio service of each station
   See Exhibit A attached hereto.

5.(a) Fee Type Code
      PALM

  (b) Fee Multiple

  (c) Fee Due

6. Name(s) and Address(es) of Transferee
   SEMPRA ENERGY, 101 Ash Street, San Diego, CA  92101

7. Subsequent to the Transfer of Control, will the licensee
   corporation be the same corporate entity?  This is, will
   it retain its present name, corporate charter, State of
   incorporation, etc.?  If "NO", give details on Page 3.
   YES  (XX)    NO




8. Subsequent to the Transfer of Control, will the licensee
   corporation be a representative of any foreign
   government?  If "YES", give details on Page 3.
   YES   NO (XX)


9. THIS SECTION TO BE ANSWERED ONLY BY LICENSEE OF PUBLIC
   COAST, AIRPORT CONTROL TOWER, AERONAUTICAL ENROUTE,
   AERONAUTICAL FIXED, OR COMMON CARRIER ALASKA PUBLIC FIXED
   STATIONS, SUBSEQUENT TO THE TRANSFER OF CONTROL:

(a) Will any officer or director of such corporation be an
    alien?  If "YES", see instruction 6.   Yes    No

(b) Will more than 1/5 of the capital stock be either owned
    of record or may it be voted by aliens or their
    representatives, or by a foreign government or
    representative thereof, or by any corporation organized
    under the laws of a foreign country?  If "YES", see
    instruction 6.   Yes    No

(c) Will the licensee be directly or indirectly controlled
    by any other corporation?  If "YES", answer items (d)
    through (h) below.  Yes   No

(d) What is the name and address of the corporation in immediate control?

(e) Under the laws of what State or Country is the controlling corporation organized?

(f) Is more than 1/4 of the capital stock of controlling
    corporation either owned of record or may it be voted by
    aliens or their representatives, or by a foreign
    government or representative thereof, or by any
    corporation organized under the laws of a foreign
    country?  If "YES", give details on Page 3.
    Yes     No

(g) Is any officer or more than 1/4 of the directors of the
    controlling corporation an alien?  If "YES", on Page 3
    state name, nationality, and position of each, and state
    the total number of directors, and give a brief
    biographical statement for each alien.  Yes    No

(h) Is the controlling corporation in turn controlled by
    other companies?  If "YES", on page 3, or a separate
    sheet of paper, provide information for each of these
    controlling companies covering information requested in
    Items (d) through (h).    Yes   No

                       CERTIFICATION:

Applicant waives any claim to the use of any particular frequency regardless of prior use by license or otherwise;

Applicant will have unlimited access to the radio equipment and will control access to exclude unauthorized persons;

Neither applicant nor any member thereof is a foreign government or representative thereof;

Applicant certifies that all statements made in this application and attachments are true, complete and made in good faith.

Neither the applicant nor any other party to the application is subject to a denial of Federal benefits that includes FCC benefits pursuant to Section 5301 of the Anti-Drug Abuse Act of 1988, 21 U.S.C. Section 862, because of a conviction for possession or distribution of a controlled substance.

WILLFUL FALSE STATEMENTS MADE ON THIS FORM ARE PUNISHABLE BY FINE AND/OR IMPRISONMENT (U.S. CODE, TITLE 18, SECTION 1001), AND/OR REVOCATION OF ANY STATION LICENSE OR CONSTRUCTION PERMIT (U.S. CODE, TITLE 47, SECTION 312(A)(1)), AND/OR FORFEITURE (U.S. CODE, TITLE 47, SECTION 503).

SIGNATURE                            DATE
/s/Richard D. Farman
 Authorized Employee of Licensee Corporation

SIGNATURE  Richard D. Farman,
           President, Sempra Energy   DATE May 22, 1998
  Transferee of Contract (Check One)

( )Individual  ( )Partner  ( )Officer ( )Other  ( )(Specify)






DETAILS/ADDITIONAL INFORMATION:





_______________________________________________________
                    UNITED STATES OF AMERICA
               FEDERAL COMMUNICATIONS COMMISSION

PART II - AUTHORIZATION TO HOLD STATION LICENSE(S) AFTER TRANSFER
                 OF CONTROL OF CORPORATION

1. Name and mailing address of corporate licensee
 Southern California Gas Company
 Terminal Annex ML   711Q
 P.O. Box 513249
 Los Angeles, CA   90051-3249

2. Call sign and radio service of each station

See Exhibit A.


THIS AUTHORIZATION TO BE FILED WITH CORPORATION'S RADIO STATION
RECORDS








                   DO NOT WRITE IN THIS BLOCK


                       CONDITIONS OF GRANT

The corporate licensee is hereby authorized to continue holding the radio station license(s) listed in item 2 on the basis of the representations made in the application for this authorization.

This authorization is granted for the term of the outstanding license(s) for the station(s) listed in item 2.



DATE AUTHORIZED:

FEDERAL COMMUNICATIONS COMMISSION




























                            EXHIBIT A
                          FCC FORM 703
                 SOUTHERN CALIFORNIA GAS COMPANY
                AUTHORIZED LAND MOBILE CALL SIGNS

Call Sign     Site             Radio Service       Notes


KA82991  SAN BERNARDINO              IG          MOBILE ONLY
KA84623  INDIO                       IG          MOBILE ONLY
KA84624  VISALIA                     IG          MOBILE ONLY
KA84625  MORONGO BASIN               IG          MOBILE ONLY
KA84626  BEAUMONT                    IG          MOBILE ONLY
KA84627  FONTANA                     IG          MOBILE ONLY
KA84628  NIGUEL HILL (LAGUNA)        IG          MOBILE ONLY
KA84629  LOS ANGELES                 IG          MOBILE ONLY
KA84630  CANOGA PARK                 IG          MOBILE ONLY
KA84631  LANCASTER                   IG          MOBILE ONLY
KA84632  OXNARD                      IG          MOBILE ONLY
KA84633  DIBBLE HILL                 IG          MOBILE ONLY
KA84633  SANTA BARBARA               IG          MOBILE ONLY
KA84633  TIP TOP                     IG          MOBILE ONLY
KA84634  LAS CRULES                  IG          MOBILE ONLY
KA84635  SANTA MARIA                 IG          MOBILE ONLY
KA84636  ATASCADERO                  IG          MOBILE ONLY
KA84637  TEN SECTION KERN            IG          MOBILE ONLY
KA84638  PIXLEY                      IG          MOBILE ONLY
KB72524  NATIONWIDE                  IG          MOBILE ONLY
KB82957  NEWBERRY SPRING             IG          MOBILE ONLY
KD30848  SAN DIMAS                   IG          MOBILE ONLY
KFM225   NEW HALL                    IG
KFO299   CHATSWORTH                  IG
KFO299   MULTIPLE LOCATIONS          IG
KGY462   PLAYA DEL REY               IG
KJ3497   INGLEWOOD                   IG          MOBILE ONLY
KJU725   COMPTON                     IG
KJU736   DOWNEY                      IG
KJU742   INGLEWOOD                   IG
KJU742   SADDLE PEAK                 IG
KLT546   ANAHEIM                     IG
KMA225   DANA POINT                  IG
KMA555   SAN LUIS OBISPO             IG
KMA564   LOS ANGELES                 IG
KMA565   BLYTHE                      IG
KMA566   BEAUMONT                    IG
KMA568   DESERT CENTER               IG
KMA569   CORONA                      IG
KMA764   BEAUMONT                    IG
KMA770   GOLETA                      IG
KMC929   EL CENTRO                   IG
KME912   CACTUS CITY                 IG
KME913   DESERT CENTER               IG
KMF278   VISALIA                     IG
KMG615   PALM DESERT                 IG
KMH699   GLENDALE                    IG
KMH985   PHELAN                      IG
KMH986   DAGGETT                     IG
KMH987   NEEDLES                     IG
KMJ538   MONTEBELLO                  IG
KMV41    NEEDLES-SOUTH               IG
KMV42    NEEDLES                     IG
KNBG531  LOS ANGELES                 IG
KNBK999  CLAREMONT                   IG
KNBK999  LA HABRA HTS                IG
KNBK999  SAN DIMAS                   IG
KNBN422  SAN BERNARDINO              IG
KNCW709  SANTA MARIA                 IG
KNCW710  SANTA MARIA                 IG
KNCW711  CACTUS CITY                 IG
KNNN310  LOMPOC                      GI
KNNN310  SANTA BARBARA               GI
KNSQ445  DIBBLE HILL                 IG         MOBILE ONLY
KNSQ445  LA,RIV,SBD                  IG         MOBILE ONLY
KNSQ445  TIP TOP                     IG         MOBILE ONLY
KQ7316   LOS ANGELES COUNTY          IG
KQU773   REDLANDS                    IG
KRA997   SANTA MARIA                 IG
KRF688   NEWHALL                     IG
KRH759   BAKERSFIELD                 IG
KSO756   CRESTLINE                   IG
KSV407   HACIENDA HEIGHTS            IG
KTI861   VICTORVILLE                 IG
KTI862   NEWBERRY SPRING             IG
KTI863   NEWHALL                     IG
KTP675   DALE                        IG
KUK822   VENTURA                     IG
KUK823   VENTURA                     IG
KUK845   SANTA MARIA                 IG















                         Exhibit A
                        FCC Form 703
              Southern California Gas Company
             Authorized Land Mobile Call Signs

Call Sign        Site          Radio Service     Notes
KUK846      SAN LUIS OBISPO         IG
KUW773      VENTURA                 IG
KUW927      ONYX PEAK               IG
KUW928      NORTHRIDGE              IG
KVD948      TAFT                    IG
KVD964      VISALIA CYPRESS         IG
KVD990      LAKE ISABELLA           IG
KVD991      TEHACHAPI               IG
KVS741      LAGUNA                  IG
KVS742      PICO RIVERA             IG
KVS743      PASADENA                IG
KVS744      ANAHEIM                 IG
KVS942      LOS ANGELES             IG
KWG272      HICULVER CITY           IG
KWY979      OILDALE                 IG
KXE402      BREA                    IG
KXU657      GLENDALE                IG
KXU657      MONTEREY PEAK           IG
KXU658      REDLANDS                IG
KXW957      ALISO CANYON            IG
KYA384      MONTEBELLO              IG
KYS721      SANTA PAULA             IG
KYZ919      VALENCIA                IG
KYZ920      VALENCIA                IG
KZT805      CRESTLINE               IG
WDF94       NEEDLES                 IG
WFS956      EL CENTRO               IG
WFS957      DESERT CENTER           IG
WLR23       NEEDLES                 IG
WNIT923     CHATSWORTH              IG
WNIT923     CORINA                  IG
WNIT923     SOUTH LAGUNA            IG
WNIT923     SUNSET RIDGE            IG
WNIT935     CHATSWORTH              GU
WNIT935     GLENDALE                GU
WNIT935     MONTROSE                GU
WNIT935     PALMDALE                GU
WNJP424     EL TORO                 GI
WNJP424     MONTROSE                GI
WNJP424     UPLAND                  GI







                          Exhibit A
                        FCC Form 703
              Southern California Gas Company
             Authorized Land Mobile Call Signs

Call Sign        Site          Radio Service     Notes
WNJR566     CRESCENTA               GI
WNJR566     GOLETA                  GI
WNJR566     RUNNING SPRINGS         GI
WNJR566     SAN LUIS OBISPO         GI
WNJR566     SANTA MARIA             GI
WNJR566     VENTURA                 GI
WNJU973     CHUCKWALLA              GO
WNJU973     EL CENTRO               GO
WNJU973     ELSINORE                GO
WNJU973     HEAPS POINT             GO
WNJU973     STRAWBERRY              GO
WNJU973     WHITEWATER              GO
WNMM745     SUNSET RIDGE            IG
WNMM749     SAN DIMAS               IG
WNNA396     RASNOW PEAK             IG
WNND864     SUNSET RIDGE            IG
WNNU792     CHATSWORTH              IG
WNNU792     LANCASTER               IG
WNNU792     PALMDALE                IG
WNNW406     ANAHEIM                 IG
WNNW407     SOUTH LAGUNA            IG
WNPC267     COMPTON                 IG
WNPC267     INGLEWOOD               IG
WNPC267     MALIBU                  IG
WNPC267     TORRANCE                IG
WNPC300     TAFT                    IG
WNPH402     MALIBU                  IG
WNQI388     CULVER CITY             GU
WNQI388     LA CRESCENTA            GU
WNQI388     MALIBU                  GU
WNQI388     PALOS VERDES            GU
WNQI388     SIGNAL HILL             GU
WNQI388     TORRANCE                GU
WNQL686     CHATSWORTH              GI
WNQL686     GLENDALE                GI
WNQL686     MONTEREY PARK           GI
WNQL686     MONTEREY PARK           GI
WNQL686     PALMDALE                GI
WNQL686     SUNSET RIDGE            GI
WNQN782     COALINGA                IG





                         Exhibit A
                        FCC Form 703
              Southern California Gas Company
             Authorized Land Mobile Call Signs

Call Sign        Site          Radio Service     Notes
WNQN786     COALINGA                IG
WNQT931     MOBILE ONLY             IG
WNQU832     KELSO                   IG
WNQV558     CRESTLINE               GU
WNRE869     BALDWIN HILLS           IG
WNRE869     COMPTON                 IG
WNRE869     GARVEY RESERVOIR        IG
WNRE869     OAT MOUNTAIN            IG
WNRE869     PV VIA CERRITOS         IG
WNRJ539     CHATSWORTH              GU
WNRM482     CHATSWORTH              GI
WNRM482     CORONA                  GI
WNRM482     MALIBU                  GI
WNRQ234     SANTA MARIA             IG
WNRQ235     SANTA BARBARA           IG
WNRQ236     SANTA MARIA             IG
WNRQ237     SIMI VALLEY             IG
WNSD326     SANTA MARIA             IG
WNSK527     COMPTOM                 GI
WNSK527     CORONA                  GI
WNSK527     CULVER CITY             GI
WNSK527     MALIBU                  GI
WNSK527     PALOS VERDES            GI
WNSK527     SIGNAL HILL             GI
            KERN CITY,
            SAN LUIS OBISPO,
WNSQ445     SANTA BARBARA           IG        MOBILE ONLY
WNSQ445     KERN,VENTURA,RIVERSIDE  IG        MOBILE ONLY
WNSQ445     LOS ANGELES, ORANGE     IG        MOBILE ONLY
WNSQ445     LOS ANGELES, RIVERSIDE  IG        MOBILE ONLY
WNSQ445     LOS ANGELES, VENTURA    IG        MOBILE ONLY
WNSQ445     MOBILE -LA, RIV, SBD    IG        MOBILE ONLY
            RIVERSIDE, KERN,
WNSQ445     IMPERIAL                IG        MOBILE ONLY
            RIVERSIDE,
            SAN BERNARDINO,
WNSQ445     LOS ANGELES, ORANGE     IG        MOBILE ONLY
            RIVERSIDE,
            SANTA BARBARA,
WNSQ445     KERN                    IG        MOBILE ONLY
            SANTA BARBARA, TULARE,
WNSQ445     VENTURA                 IG        MOBILE ONLY
            VENTURA,
            SAN LUIS OBISPO,
WNSQ445     SANTA BARBARA           IG        MOBILE ONLY


                         Exhibit A
                        FCC Form 703
              Southern California Gas Company
             Authorized Land Mobile Call Signs

Call Sign        Site          Radio Service     Notes
WNTA705     NEWBURY PARK            IG
WNWE709     ALHAMBRA                IG
WNWE710     SIMI VALLEY             IG
WNWE712     SANTA BARBARA           IG
WNXI468     CHINO                   IG
WNYY238     LANCASTER               IG
WNYY238     VALENCIA                IG
WNZB339     KERNVILLE               GI
WNZB339     SHIRLEY PEAK            GI
WPAC574     DULZURA                 IG
WPAC574     EL CENTRO               IG
WPCF661     JEFFERSON, TEXAS        IG
WPCM933     GORMAN                  IG
WPCZ351     CORONA                  GI
WPCZ351     SAN PEDRO               GI
WPFC704     BEAUMONT                GB
WPFN310     STATEWIDE               GI        MOBILE UNITS
WPFN661     CACTUS CITY             IG
WPFN661     CHUCKWALLA              IG
WPFN661     CRESTLINE               IG
WPFN661     ELSINORE                IG
WPFN661     WHITEWATER              IG
WPFN665     CACTUS CITY             IG
WPFN665     CHUCKWALLA              IG
WPFN665     EL CENTRO               IG
WPFQ765     BEAUMONT                GI
WPFQ769     BOX SPRINGS             GI
WPFQ769     CORONA                  GI
WPFQ769     LAKE ELSINORE           GI
WPFQ769     RIMFOREST               GI
WPFQ769     SUNSET RIDGE            GI
WPFQ769     WRIGHTWOOD              GI
WPGD204     SAN BERNARDINO          IG        MOBILE ONLY
WPHM899     BLYTHE                  GI
WPHM899     CACTUS CITY             GI
WPHM899     EL CENTRO               GI
WPHM899     PALM SPRINGS            GI
WPHM899     YUCCA VALLEY            GI
WPHZ837     SANTA BARBARA           IG
WPIB369     COALINGA                GI





                         Exhibit A
                        FCC Form 703
              Southern California Gas Company
             Authorized Land Mobile Call Signs

Call Sign        Site          Radio Service     Notes
WPIB369     GLENDALE                GI
WPIB369     GOLELTA                 GI
WPIB369     SAN LUIS OBISPO         GI
WPIB369     SANTA MARIA             GI
WPIB369     SANTA PAULA             GI
WPIB370     EAST SIMI VALLEY        GI
WPIB370     MALIBU                  GI
WPIB370     MCKITTRICK              GI
WPIB370     PALMDALE                GI
WPIB370     SANTA BARBARA           GI
WPIB370     TEHACHAPI               GI
WPJK446     LAGUNA BEACH            GI
WPJY419     LOS ANGELES             GI
WPKA350     BOX SPRINGS             IG
WPKG836     BOX SPRINGS             IG
WPKJ571     CHATSWORTH              IG
WPKJ571     CORONA                  IG
WPKJ571     DAGGETT                 IG
WPKJ571     KERNVILLE               IG
WPKJ571     MOCOALINGA              IG
WPKJ571     SANTA MARIA             IG
WPKW867     SHIRLEY PEAK            IG
WPKX559     BLYTHE                  GI
WPKX559     CACTUS CITY             GI
WPKX559     RUNNING SPRINGS         GI
WPKX560     DESERT CITY             GI
WPKX560     RUNNING SPRINGS         GI
WPKX562     RUNNING SPRINGS         GI
WPKX564     ELSINORE                GI
WPKX564     RUNNING SPRINGS         GI
WPKX565     BEAUMONT                GI
WPKX565     RUNNING SPRINGS         GI
WPKZ446     MOBILE ONLY             GI
WPLG223     MONTEREY PARK           GI
WPLG225     SUNSET RIDGE            GI
WPLQ839     CACTUS CITY             GU
WPLS574     EL CENTRO               GI
WPLS574     RUNNING SPRINGS         GI
WPLS576     CACTUS CITY             GI
WPLS576     EL CENTRO               GI
WPLS576     RUNNING SPRINGS         GI
WPLU579     CACTUS CITY             GU
WPLU579     EL CENTRO               GU
WPLU579     RUNNING SPRINGS         GU
WPLY327     GOLETA                  IG
WPMA314     CHATSWORTH              IG

                         EXHIBIT A
                        FCC Form 703
              Southern California Gas Company
             Authorized Land Mobile Call Signs


Call Sign        Site          Radio Service     Notes
WPMB647     VISALIA                 IG
WQI93       NORTHRIDGE              IG
WRS496      SANTA BARBARA           IG
WYG826      BANNING                 IG
WZB459      DESERT CENTER           IG
PENDING     RANCHO BERNARDO         IG        FILED WITH FCC
                                              5/21/98
                                              COORDINATION
                                                       #CA8UU00480










                          FCC FORM 703
                          Transfer of Control
                          Southern California Gas Company
                          Exhibit B


             DESCRIPTION OF TRANSACTION

          The instant application seeks the FCC's approval of the transfer of control of the corporate licensee, Southern California Gas Company ("SoCal Gas"). Southern California Gas company is the principal subsidiary of Pacific Enterprises. Pacific Enterprises and Enova Corporation ("Enova"), the parent company of San Diego Gas & Electric Company, have agreed to a business combination in which they will become a subsidiary of a new holding company to be named Sempra Energy. This strategic merger of equals will be a tax-free transaction accounted for as a pooling of interests in which common shareholders of Pacific Enterprises and Enova will receive 1.5028 shares of Sempra Energy for each share of Pacific Enterprises and one share of Sempra Energy common stock for each share of Enova common stock. The preferred stock of Pacific Enterprises will remain outstanding.

          This strategic merger will be of substantial benefit to the customer of both of the FCC corporate licensees. Pacific Enterprises and Enova expect to receive all approvals from other necessary regulatory agencies to consummate the business merger. Thus, grant of this application would serve the public interest, convenience and necessity.